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                                                                   Exhibit 10.32


                AMENDMENT NO. 1 TO CERTAIN OPERATIVE AGREEMENTS



         THIS AMENDMENT NO. 1 (this "Amendment") dated as of September 15, 2000, is by and among CATALINA MARKETING SALES CORPORATION, a Delaware corporation (the "Lessee"), CATALINA MARKETING CORPORATION, a Delaware corporation (the "Guarantor"), FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, not individually but solely as the Owner Trustee under the Dolphin Realty Trust 1999-1 (the "Owner Trustee" or the "Lessor"); the various banks and other lending institutions listed on the signature pages hereto (subject to the definition of Lenders in Appendix A to the Participation Agreement referenced below, individually, a "Lender" and collectively, the "Lenders"); FIRST UNION NATIONAL BANK, a national banking association, as the agent for the Lenders and respecting the Security Documents, as the agent for the Lenders and the Holders, to the extent of their interests (in such capacity, the "Agent"); and the various banks and other lending institutions listed on the signature pages hereto as holders of certificates issued with respect to the Dolphin Realty Trust 1999-1 (subject to the definition of Holders in Appendix A to the Participation Agreement referenced below, individually, a "Holder" and collectively, the "Holders"). Capitalized terms used in this Amendment but not otherwise defined herein shall have the meanings set forth in Appendix A to the Participation Agreement (hereinafter defined).


                              W I T N E S S E T H

         WHEREAS, the parties to this Amendment are parties to that certain Participation Agreement dated as of October 21, 1999 (the "Participation Agreement"), certain of the parties to this Amendment are parties to that certain Credit Agreement dated as of October 21, 1999 (the "Credit Agreement"), certain of the parties to this Amendment are parties to that certain Amended, Restated and Replacement Trust Agreement dated as of October 21, 1999 (the "Trust Agreement"), certain of the parties to this Amendment are parties to that certain Security Agreement dated as of October 21, 1999 (the "Security Agreement") and certain of the parties to this Amendment are parties to the other Operative Agreements relating to a $26 million end loaded lease financing facility (the "Facility") that has been established in favor of the Lessee;

         WHEREAS, the Lessee has requested certain modification to the Participation Agreement, the Credit Agreement, the Trust Agreement, the Security Agreement and the other Operative Agreements in connection with the Lessee's request to increase the size of the Facility from $26 million to $30.5 million;

         WHEREAS, the Financing Parties have agreed to the requested modifications on the terms and conditions set forth herein;

         NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:


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         1.       Appendix A to the Participation Agreement is hereby amended to modify the following defined terms as follows:

                  "Holder Commitments" shall mean $915,000, as such amount may be increased or decreased from time to time in accordance with the provisions of the Operative Agreements; provided, if there shall be more than one (1) Holder, the Holder Commitment of each Holder shall be as set forth in Schedule I to the Trust Agreement as such Schedule I may be amended and replaced from time to time.

                  "Lender Commitments" shall mean $29,585,000, as such amount may be increased or decreased from time to time in accordance with the provisions of the Operative Agreements; provided, if there shall be more than one (1) Lender, the Lender Commitment of each Lender shall be as set forth in
Schedule 2.1 to the Credit Agreement as such Schedule 2.1 may be amended and restated from time to time.

         2. Schedule 2.1 of the Credit Agreement is hereby deemed amended and restated in its entirety to read as Schedule 2.1 attached hereto and
Schedule I of the Trust Agreement is hereby deemed amended and restated in its entirety to read as Schedule I attached hereto.

         3. The first paragraph of the Preliminary Statement to the Security Agreement is hereby deleted and replaced with the following:

         Pursuant to the Credit Agreement, the Lenders have severally agreed to make Loans to the Borrower in an aggregate amount not to exceed $29,585,000.00 upon the terms and subject to the conditions set forth therein, to be evidenced by the Notes issued by the Borrower under the Credit Agreement. Pursuant to the Trust Agreement, the Holders have agreed to purchase the ownership interests of the Trust created thereby in an aggregate amount not to exceed $915,000 upon the terms and subject to the conditions set forth therein, to be evidenced by the Certificates issued by the Borrower under the Trust Agreement. The Borrower is, or shall be upon the date of the initial Advance with respect to each Property, the legal and beneficial owner of such Property.

         4. This Amendment shall be effective upon satisfaction of the following conditions:

                  (a) execution and delivery of this Amendment by the parties hereto and execution and delivery of such other documents, agreements or instruments deemed necessary or advisable by the Agent; and

                  (b) receipt by the Agent of an Officer's Certificate of each Credit Party (in form and in substance reasonably satisfactory to the Agent) certifying that a resolution has been adopted by such Credit Party's Board of Directors approving and authorizing the execution, delivery, and performance of this Amendment, specifying that no Default



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         or Event of Default shall have occurred and be continuing, specifying that the representations and warranties of the Credit Parties set forth in the Participation Agreement are true and correct as of the effective date hereof (except for any such representations and warranties which relate solely to an earlier time) and certifying as to the incumbency of the officer of the Credit Parties executing this Amendment.

         5. Except as modified hereby, all of the terms and provisions of the Operative Agreements (including Schedules and Exhibits) shall remain in full force and effect.

         6. The Lessee agrees to pay all reasonable costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen, PLLC.

         7. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

         8. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with the laws of the State of North Carolina.


                 [Remainder of Page Intentionally Left Blank]



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         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                                    CATALINA MARKETING SALES CORPORATION,
                                    and as the Lessee

                                    By: /s/ Christopher W. Wolf
                                        ---------------------------------------
                                    Name:   Christopher W. Wolf
                                          -------------------------------------
                                    Title:  Treasurer
                                          -------------------------------------


                                    CATALINA MARKETING CORPORATION
                                    and as the Guarantor

                                    By: /s/ Christopher W. Wolf
                                        ---------------------------------------
                                    Name:   Christopher W. Wolf
                                          -------------------------------------
                                    Title:  Treasurer
                                          -------------------------------------


                                    FIRST SECURITY BANK, NATIONAL ASSOCIATION, not individually, except as expressly stated herein, but solely as the Owner Trustee under the Dolphin Realty Trust 1999-1

                                    By: /s/ Val T. Orton
                                        ---------------------------------------
                                    Name:   Val T. Orton
                                          -------------------------------------
                                    Title:  Vice President
                                          -------------------------------------


                                    FIRST UNION NATION BANK, as a Holder,
                                    as a Lender and as the Agent

                                    By: /s/ David K. Sharp
                                        ---------------------------------------
                                    Name:   David K. Sharp
                                          -------------------------------------
                                    Title:  Vice President
                                          -------------------------------------


                                    SUNTRUST BANK, as a Holder, and as a Lender

                                    By: /s/ W. David Wisdom
                                        ---------------------------------------
                                    Name:   W. David Wisdom
                                          -------------------------------------
                                    Title:  Vice President
                                          -------------------------------------

                                  Schedule 2.1


                                            Tranche A                 Tranche B
                                            Commitment                Commitment
                                      ----------------------   ------------------------
Name and Address of Lenders           Amount      Percentage     Amount      Percentage
---------------------------         -----------   ----------   ----------    ----------

First Union National Bank           $12,810,000       50%      $1,982,500        50%
c/o First Union Securities, Inc.
301 South College Street, DC-6
Charlotte, North Carolina  28288
Attn: Deana Adams
Telephone: (704) 383-5398
Telecopy:  (704) 383-7989


SunTrust Bank                       $12,810,000       50%      $1,982,500        50%
200 Orange Avenue
Mailcode: FL-Orlando-2046
Orlando, Florida 32806
Attn: Peggy Corbet
Telephone: (407) 237-5028
Telecopy:  (407) 237-5342


         TOTAL                      $25,620,000      100%      $3,965,000       100%




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                                  SCHEDULE I

                              HOLDER COMMITMENTS



                                                              Holder Commitment
                                                              -----------------
Name of Holder                                                Amount/Percentage
--------------                                                -----------------

First Union National Bank                                     $457,500     50%
c/o First Union Securities, Inc.
301 South College Street, DC-6
Charlotte, North Carolina 28288
Attn: Deana Adams
Telephone: (704) 383-5398
Telecopy:  (704) 383-7989

SunTrust Bank                                                 $457,500     50%
200 Orange Avenue
Mailcode: FL-Orlando-2046
Orlando, Florida 32806
Attn: Peggy Corbet
Telephone: (407) 237-5028
Telecopy:  (407) 237-5342

         TOTAL                                                $915,000    100%



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